SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                       20-May-02

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17
(Exact name of registrant as specified in its charter)

Delaware                    333-77054-04                  13-3320910
(State or Other             (Commission                   (I.R.S. Employer
Jurisdiction                File Number)                  Identification No.)
of Incorporation)


            11 Madison Avenue
            New York, New York                                     10010
            (Address of Principal                         (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code        212-325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class       Beg Bal         Prin          Int
Class 1-A-1  $68,810,000.00 $2,415,770.03     $250,583.08
Class 1-X    $68,810,000.00         $0.00     $121,651.98
Class 2-A-1 $304,502,000.00 $9,395,154.69   $1,371,814.86
Class 2-X   $304,502,050.00         $0.00     $291,814.46
Class C-B-1   $5,380,000.00     $6,003.47      $29,339.92
Class C-B-2   $2,498,000.00     $2,787.49      $13,622.89
Class C-B-3   $1,152,000.00     $1,285.50       $6,282.45
Class C-B-4   $1,153,000.00     $1,286.62       $6,287.90
Class C-B-5     $384,000.00       $428.50       $2,094.15
Class C-B-6     $385,242.00       $429.89       $2,100.92
Class 2-R            $50.00        $50.00           $0.24

            PPIS            Prin Loss     End Bal
Class 1-A-1           $0.00         $0.00  $66,394,229.97
Class 1-X             $0.00         $0.00  $66,394,229.97
Class 2-A-1           $0.00         $0.00 $295,106,845.31
Class 2-X             $0.00         $0.00 $295,106,845.31
Class C-B-1           $0.00         $0.00   $5,373,996.53
Class C-B-2           $0.00         $0.00   $2,495,212.51
Class C-B-3           $0.00         $0.00   $1,150,714.50
Class C-B-4           $0.00         $0.00   $1,151,713.38
Class C-B-5           $0.00         $0.00     $383,571.50
Class C-B-6           $0.00         $0.00     $384,812.11
Class 2-R             $0.00         $0.00           $0.00

            Beginning
            Current Prin	Principal
Class       Amount          	Distribution
Class 1-A-1     1000.0000000    35.1078336
Class 1-X       1000.0000000     0.0000000
Class 2-A-1     1000.0000000    30.8541641
Class 2-X       1000.0000000     0.0000000
Class C-B-1     1000.0000000     1.1158866
Class C-B-2     1000.0000000     1.1158887
Class C-B-3     1000.0000000     1.1158854
Class C-B-4     1000.0000000     1.1158890
Class C-B-5     1000.0000000     1.1158854
Class C-B-6     1000.0000000     1.1158960
Class 2-R       1000.0000000  1000.0000000

                            Ending
            Interest        Current Prin   	Interest
            Distribution    Amount        	Rate
Class 1-A-1        3.6416666   964.8921664     0.043700000
Class 1-X          1.7679404   964.8921664     0.021215285
Class 2-A-1        4.5051095   969.1458359     0.054061314
Class 2-X          0.9583333   969.1456767     0.011500000
Class C-B-1        5.4535167   998.8841134     0.065442203
Class C-B-2        5.4535188   998.8841113     0.065442203
Class C-B-3        5.4535156   998.8841146     0.065442203
Class C-B-4        5.4535126   998.8841110     0.065442203
Class C-B-5        5.4535156   998.8841146     0.065442203
Class C-B-6        5.4535071   998.8841040     0.065442203
Class 2-R          4.8000000     0.0000000     0.054100000

i,ii,v,ix)  Monthly Advances
                Principal       Interest      Total           Unreimbursed
Group U-1            8497.95      34057.77        42555.72
Group U-2           34241.01     193505.93       227746.94

iii)  Number and aggregate Stated Principal Balance of the Mortgage Loans
            Number of Loans   Ending Sched 	Sched Prin   Prin Prepay
Group U-1                201   68411049.55        87799.84    2330473.34
Group U-2                806     304030047       340992.61    9063930.39

iv) Servicing Fees
            Servicing Fee   Additional Servicing Fee
Group U-1          22134.98       7378.30
Group U-2          97942.66      32647.57

vi) Delinquency Information for all Mortgage Loans
                              Group U-1                     Group U-2
                            Count         Sched Bal     Count         Sched Bal
1 Month Delinquent           0               0             0            0
2 Month Delinquent           0               0             0            0
3 Months or More Delinquent  0               0             0            0

vi)Mortgage Loans in Foreclosure   	    Count       Outstanding Balance
                                Group U-1     0             0
                                Group U-2     0             0

Mortgage Loans in Bankruptcy Proceedings
            Count           Outstanding Balance
Group U-1     0             0
Group U-2     0             0

vii) Mortgage Loans as to which the Mortg Prop is an REO Prop
            Count           Book Value
Group U-1     0             0
Group U-2     0             0

x) Tax on prohibited transactions (Section 860F of the Code)
            Provided on the Trust Tax Return

xiii)  Number and agg Stated Prin Bal of Subs and Purchases
                                 Group U-1     Group U-2
Number of Substitutions            0               0
Principal Balance of Substitutions 0               0
Number of Purchases                0               0
Purchase Price                     0               0

xi,xiv) Cumulative Interest Shortfalls
                            Class 1-A-1                  0
                            Class 1-X                    0
                            Class 2-A-1                  0
                            Class 2-X                    0
                            Class C-B-1                  0
                            Class C-B-2                  0
                            Class C-B-3                  0
                            Class C-B-4                  0
                            Class C-B-5                  0
                            Class C-B-6                  0
                            Class 2-R                    0
                            Total                        0

xv)   Realized Losses:
                            Current       Cumulative      Prior 3 Years
            Group U-1                0.00            0.00          0.00
            Group U-2                0.00            0.00          0.00

                       Gross Coupon  Net Coupon      Gross Margin  Net Margin
   Group U-1           6.9913114%      6.4913102%    2.8807193%   2.5057193%
   Group U-2           7.0565138%      6.5565140%    2.9103745%   2.5353745%


                            Beginning                     Current Period
            Original        Current Prin  Principal       Pass-Through
Class       Face Value      Amount        Distribution    Rate
Class W     23715875.46     23715875.46    15849391.51    0.071355757


         Class Accrued   Class Net Real Loss of     Certificate Ending
         Interest        PPIS       Principal       Interest    CurrentPrincipal
Class    Distributed (1) Allocation                 Shortfall   Amount
Class W  141022.02          0            0             0        7866483.95

                  Beginning                               Ending
                  Current Prin  Principal     Interest    Current Principal
Class       Cusip Amount        Distribution  Distrib     Amount
Class W     N/A   1000          668.3030334   5.946313061  331.6969666
            **Reimbursement Information not provided by Servicer**
i,ii,v,ix)  Monthly Advances Prin   Interest   Total         Unreimbursed
            Class W Loans   8449.69  47511.62  55961.31


            Number of Loans  Ending Sched   Scheduled Prin   Prin Prep
Class W Loan      61.00      9,421,467.73    9859.84         15839531.67


iv) Servicing Fee                                            7463.445583
     Additional Servicing Fee                                 2198.70001

vi) Delinquency Information for all Mortgage Loans
                            Count         Balance
1 Month Delinquent           0               0
2 Month Delinquent           0               0
3 Month Delinquent           3       1,721,201

vi) Mortg Loans in Forecl Proceedings Mortg Loans in Bankruptcy Proceedings
            Count       Outstanding Bal   Count        Outstanding Balance
Class W Loan  5          2,245,809          3             774,773

vii) Mortgage Loans as to which the Mortgaged Property is an REO Property
            Count           Book Value
Class W Loan 0               0

x) Tax on prohibited transactions (Section 860F of the Code)
                            Provided on the Trust Tax Return
xiii)  Number and agg Stated Prin Bal of Subs and Purchases

             Number          Principal Bal  Number
             Substitutions   Substitutions  Purchases    Purchase Price
Class W Loan 0               0              0               0

xi,xiv) Cumulative Interest Shortfalls
Class W     0
xv)   Realized Losses:
            Current         Cumulative    Prior 3 Years
Class W Loan   0               0             0

            Gross Coupon    Net Coupon    Gross Margin    Net Margin
Class W Loan 7.155316600%    6.696504550%  2.412626200%    2.037626200%


                      Beginning                 Current Period   Class Accrued
         Original     Curr Prin    Principal    Pass-Through     Interest
Class    Face Value   Amount       Distribution Rate             Distributed (1)
Class V  391384576.15 391384576.15 5575045.41   0.067283021      2194461.38

            Class Net       Realized Loss Certificate     Ending
            PPIS            Principal     Interest        Current Principal
Class       Allocation                    Shortfall       Amount
Class V          0               0            0          385809530.74


                    Beginning                                Ending
                    Current Prin  Principal    Interest      Current Principal
Class       Cusip   Amount        Distribution Distribution  Amount
Class V     N/A          1000     14.24441777  5.606918396   985.75558223

            **Reimbursement Information not provided by Servicer**
i,ii,v,ix)  Monthly Advances Principal     Interest   Total         Unreimbursed
            Class V Loans    93630.72      474601.85  568232.57

iii)  Number and aggregate Stated Principal Balance of the Mortgage Loans
           Number of Loans  Ending Sched   Scheduled Prin   Principal Prepayment
Class V Loan       1120     385809530.7    440279.23          5134766.18


iv) Servicing Fee                              81534.12491

vi) Delinquency Information for all Mortgage Loans
                            Count         Balance
1 Month Delinquent            0               0
2 Months Delinquent           0               0
3 Months Delinquent           0               0


vi) Mortg Loans in Forecl Proceedings Mortg Loans in Bankruptcy Proceedings
          Count    Outstanding Balance    Count     Outstanding Balance
Class V Loan     0             0            0            0


vii) Mortgage Loans as to which the Mortgaged Property is an REO Property

                                 Count           Book Value
       Class V Loans                0             0

x) Tax on prohibited transactions (Section 860F of the Code)
                                          Provided on the Trust Tax Return
xiii)  Number and agg Stated Prin Bal of Subs and Purchases

            Number of      Principal Bal     Number of
            Substitutions  of Subs           Purchases    Purchase Price
Class V Loan     0             0                0             0

xi,xiv) Cumulative Interest Shortfalls
Class V                              0.00

xv)   Realized Losses:   Current       Cumulative      Prior 3 Years
Class V Loan               0             0               0

              Gross Coupon    Net Coupon    Gross Margin   Net Margin
Class V Loan  6.978647714%    6.728648127%  0.000000000%   0.000000000%

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Credit Suisse First Boston
Mortgage-Backed Pass-Through Certificates, Series 2002-AR17

   20-May-02                Name:         Barbara Grosse
                            Title:        Trust Officer
                                          Bank One